MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 27, 2012

The date of this Supplement is November 5, 2012.

The following changes have been made to the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1.	In the sections entitled “Principal Investment Strategies” on pages 2, 7, 12, 17, 22, 29, 48, 53, 57, 61, 65 and 71 of the Class S Shares Prospectus and pages 2, 8, 14, 19, 25, 32, 52, 57, 61, 66, 70 and 76 of the Class Y Shares Prospectus, the following is inserted after the second sentence:

For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents.

2.	In the sections entitled “Principal Risk Factors” beginning on page 2, 7, 12, 17, 22, 30, 35 and 43 of the Class S Shares Prospectus and pages 2, 8, 14, 19, 25, 33, 40 and 47 of the Class Y Shares Prospectus, the following is inserted as the final sentence of that section:

Loss of money is a risk of investing in the Fund.

3.	Following the sections entitled “Tax Information” on pages 5, 10, 15, 20, 27, 33, 41 and 46 of the Class S Shares Prospectus and pages 6, 12, 17, 23, 30, 37, 45 and 50 of the Class Y Shares Prospectus, the following sentence is deleted in its entirety:

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 47/51 of this prospectus.

4.	In the section entitled “Additional Information” on page 94 of the Class S Shares Prospectus and page 100 of the Class Y Shares Prospectus, the following sentence replaces similar language:

The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

5.	In the section entitled “Frequent Trading of Fund Shares” on page 102 of the Class S Shares Prospectus and page 109 of the Class Y Shares Prospectus, the following paragraph replaces similar language in the second paragraph of that section:

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

6.	In the section entitled “Who Manages the Fund” on pages 95 and 96 of the Class S Shares Prospectus and page 101 of the Class Y Shares Prospectus, the following paragraph replaces similar language:

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Dean Cheeseman, Jan-Hein Van Den Akker, Manny Weiss, CFA, and Wilson Berglund, CFA, are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Cheeseman has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Limited since 2011. Prior to that, Mr. Cheeseman was head of a fund of funds at F&C Asset Management from 2008 to 2010 and head of developed markets at Forsyth Partners from 2001 to 2008. Mr. Van Den Akker has been a portfolio manager of the Advisor since 2012 and a Principal and portfolio manager with Mercer Global Investments Europe Limited since 2006. Mr. Weiss has been a portfolio manager with the Advisor since January 2009. Prior to that, Mr. Weiss held various positions with 2100 Capital Group LLC from 2005 to 2007. Mr. Berglund has been a portfolio manager with the Advisor since January 2009. Prior to that, Mr. Berglund held various positions with Putnam Investments from 2000 to 2009.

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED July 27, 2012

The date of this Supplement is November 5, 2012.

The following changes have been made to the Statement of Additional Information of the Mercer Funds:

In the section entitled “Management of the Trust,” on page 35, the information related to Christopher A. Ray is deleted in its entirety.

MERCER GLOBAL LOW VOLATILITY EQUITY FUND

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 12, 2012

The date of this Supplement is November 5, 2012.

The following changes have been made to the Statement of Additional Information of the Mercer Global Low Volatility Equity Fund:

In the section entitled “Management of the Trust,” on page 23, the information related to Christopher A. Ray is deleted in its entirety.